Exhibit 10.11

CARDICA, INC.

8.75% Note

No. N-1	Menlo Park, CA
$5,000,000	August 19, 2003

Cardica, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to Guidant Investment Corporation, a California corporation (“Guidant”), the principal sum of Five Million Dollars ($5,000,000) on the Maturity Date (as defined in the Agreement referred to below), and to pay interest (computed on the basis of the actual number of days elapsed and a year of 365 days) on the unpaid principal balance thereof from the date of this Note at the rate of eight and three quarters percent (8.75%) per annum from the date hereof, payable in arrears on the Maturity Date.

The interest and principal payments payable with respect to this Note, on the Maturity Date, regardless of whether by declaration, acceleration or otherwise, pursuant to the Agreement (as defined herein), shall be paid to Guidant in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such interest and principal payments shall be made to Guidant in accordance with the provisions of the Note Agreement.

This Note is one of the Notes of the Company issued in an aggregate principal amount of up to Ten Million Two Hundred Fifty Thousand Dollars ($10,250,000) pursuant to the Agreement, dated August 19, 2003, by and between the Company and Guidant (the “Agreement”). Guidant is entitled to the benefits of the Agreement, and may enforce the Agreement and exercise the remedies provided for thereby or otherwise available in respect thereof.

This Note may not be transferred or assigned by Guidant to any Person other than to its Affiliates.

In the case of an Event of Default (as defined in the Agreement), the principal of this Note in certain circumstances may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

The Indebtedness evidenced by this Note is, to the extent provided in the Agreement, subordinate and subject in right of payment to the Senior Indebtedness (as defined in the Agreement), and this Note is issued subject to the provisions of the Agreement with respect thereto.

No reference herein to the Agreement and no provision of this Note or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

All terms used in this Note that are defined in the Agreement shall have the meanings assigned to them in the Agreement.

This Note has been delivered to Guidant in Santa Clara, California, and the Note and the Credit Agreement are governed by and shall be construed and enforced in accordance with and the rights of the parties shall be governed by the law of the State of California excluding choice-of-law principles.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the 19th day of August, 2003.

COMPANY:

CARDICA, INC.

By: /s/ Bernard Hausen

Bernard Hausen, M.D.

President & Chief Executive Officer

Attest:

By: /s/ Robert Newell

Robert Newell

Chief Financial Officer

CARDICA, INC.

8.75% Note

No. N-2	Redwood City, CA
$5,250,000	February 25, 2004

Cardica, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to Guidant Investment Corporation, a California corporation (“Guidant”), the principal sum of Five Million Two Hundred Fifty Thousand Dollars ($5,250,000) on the Maturity Date (as defined in the Agreement referred to below), and to pay interest (computed on the basis of the actual number of days elapsed and a year of 365 days) on the unpaid principal balance thereof from the date of this Note at the rate of eight and three quarters percent (8.75%) per annum from the date hereof, payable in arrears on the Maturity Date.

The interest and principal payments payable with respect to this Note, on the Maturity Date, regardless of whether by declaration, acceleration or otherwise, pursuant to the Agreement (as defined herein), shall be paid to Guidant in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such interest and principal payments shall be made to Guidant in accordance with the provisions of the Note Agreement.

This Note is one of the Notes of the Company issued in an aggregate principal amount of up to Ten Million Two Hundred Fifty Thousand Dollars ($10,250,000) pursuant to the Agreement, dated August 19, 2003, by and between the Company and Guidant (the “Agreement”). Guidant is entitled to the benefits of the Agreement, and may enforce the Agreement and exercise the remedies provided for thereby or otherwise available in respect thereof

This Note may not be transferred or assigned by Guidant to any Person other than to its Affiliates.

In the case of an Event of Default (as defined in the Agreement), the principal of this Note in certain circumstances may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

The Indebtedness evidenced by this Note is, to the extent provided in the Agreement, subordinate and subject in right of payment to the Senior Indebtedness (as defined in the Agreement), and this Note is issued subject to the provisions of the Agreement with respect thereto.

No reference herein to the Agreement and no provision of this Note or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

All terms used in this Note that are defined in the Agreement shall have the meanings assigned to them in the Agreement.

This Note has been delivered to Guidant in Santa Clara, California, and the Note and the Credit Agreement are governed by and shall be construed and enforced in accordance with and the rights of the parties shall be governed by the law of the State of California excluding choice-of-law principles.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the 25th day of February, 2004.

COMPANY: CARDICA, INC. By: /s/ Bernard Hausen Bernard Hausen, M.D. President & Chief Executive Officer
Attest: By: /s/ Robert Newell Robert Newell Chief Financial Officer